UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2006

CHICOPEE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	0-51996	20-4840562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

70 Center Street, Chicopee, Massachusetts	01013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 594-6692

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On July 19, 2006, Chicopee Bancorp, Inc. (the “Company”), and the Company’s wholly-owned subsidiary, Chicopee Savings Bank (the “Bank”), each executed three-year employment agreements with both William J. Wagner, President and Chief Executive Officer of the Company and the Bank, and W. Guy Ormsby, Executive Vice President, Chief Financial Officer and Treasurer of the Company and Executive Vice President and Treasurer of the Bank. The material terms of the Bank and the Company employment agreements were previously disclosed in the Company’s Registration Statement on Form S-1 (File No. 333-132512) (the “Registration Statement”) and the form of the agreements with the Company and the Bank were filed as Exhibit 10.7 to the Registration Statement.

Also, on July 19, 2006, the Bank executed change in control agreements between the Bank and Russel J. Omer, Senior Vice President of the Bank and Alzira C. Costa, Senior Vice President of the Bank. The change in control agreements provide that an event shall be deemed to have occurred in connection with a change in control if such event occurs within two years after a change in control. The material terms of the Bank change in control agreements were previously disclosed in the Registration Statement and the form of the change in control agreements was previously filed as Exhibit 10.8 to the Registration Statement.

Additionally, on July 19, 2006, the Bank’s employee severance compensation plan became effective and the Bank established a new supplemental executive retirement plan (“SERP”). The Bank designated William J. Wagner and W. Guy Ormsby as initial participants in the SERP. The material terms of the employee severance compensation plan and SERP were previously disclosed in the Registration Statement and forms of the plan and the SERP were filed as Exhibits 10.5 and 10.6 to the Registration Statement, respectively.

Item 8.01 Other Events

On July 18, 2006, the Bank announced that it had received final regulatory approval to complete its conversion from the mutual-to-stock form of organization and the related common stock offering by the Company. For more information, reference is made to the Bank’s press release dated July 18, 2006, a copy of which is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description
99.1	Press Release dated July 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICOPEE BANCORP, INC.
(Registrant)

Date: July 24, 2006	By:	/s/ W. Guy Ormsby
W. Guy Ormsby
Executive Vice President, Chief Financial Officer and Treasurer